As filed with the Securities and Exchange Commission on July 20, 1999

                        SECURTIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                           SECURITIES AND EXCHANGE ACT


Date of report (Date of earliest event reported)     July 14, 1999
                                                     ---------------------------


                                 Ziff-Davis Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        1-19676                                             13-3987754
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(Commission File Number)                       (IRS Employer Identification No.)


28 E. 28th Street, New York, New York                                   10016
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (212) 503-3500
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              (Registrant's Telephone Number, Including Area Code)



--------------------------------------------------------------------------------
           Former Name or Former Address if Changed Since Last Report)




Exhibit Index on Page 4

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ITEM 5.  OTHER EVENTS

On July 14, 1999, Ziff-Davis Inc. issued a press release in the form attached as
Exhibit 99.1, which is incorporated herein by reference.


ITEM 7.  EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  See "Index to Exhibits" on page 4.










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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   Ziff-Davis Inc.



                                               /s/ Timothy C. O'Brien

Dated:  July 20, 1999                     By:
                                               ---------------------------
                                               Timothy C. O'Brien
                                               Chief Financial Officer













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



EXHIBIT INDEX

Exhibit No.                         Description



99.1           Ziff-Davis Inc. press release dated July 14, 1999.



















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